ESOP LOAN AGREEMENT

     THIS LOAN AGREEMENT, dated December 22, 2000 by and between Nazareth National Bank and Trust Company Employee Stock Ownership Plan Trust, a trust formed under the laws of the Commonwealth of Pennsylvania pursuant to a Trust Agreement dated June 28, 1994 (the "Borrower"), Nazareth National Bank and Trust Company in its capacity as trustee for Borrower ("Trustee") and First C. G. Company, Inc., a Delaware Corporation (the "Lender").

                                   BACKGROUND

     The Borrower has requested the Lender to lend to it moneys in an amount not to exceed One Hundred Thousand Dollars ($100,000.00) (the "Loan"). The purpose of the loan is to refinance the purchase of 6,060 shares of Common Stock of First Colonial Group, Inc. from the shares allocated to a former employee. The Lender is willing to make the Loan to the Borrower pursuant to the terms of a note of even date herewith (the "ESOT Term Note").

          NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

Section I. The Loan

     1.01 General Terms. Subject to the terms hereof, the Lender will lend One Hundred Thousand Dollars ($100,000.00) to the Borrower at Closing which will be repayable in five (5) equal annual installments of $20,000.00 each due each October 1, commencing October 1, 2001, with a final installment of the entire unpaid principal balance due October 1, 2005 and quarterly interest payments of all outstanding accrued and unpaid interest due on each April 1, July 1, October 1 and January 1, commencing January 1, 2001, and a final interest payment of all outstanding accrued and unpaid interest due on October 1, 2005.

     1.02 Disbursement of the Loans. The Lender will wire transfer the proceeds of the Loan to Borrower.

     1.03 Interest Rate and Payments of Interest.

          (A) Interest on the principal balance of the Loan, from time to time outstanding, will be payable at the rate of the Nazareth National Bank and Trust Company's (or its successor, the "Bank") Prime Rate and shall be paid as provided herein.

          (B) Changes in the Prime Rate shall be effective at the beginning of business on the same day on which the Bank effects a change in its Prime Rate. Interest shall be calculated by the Lender on the basis of a 365 day year and the actual number of days elapsed.

          (C) For purposes of this Agreement, "Prime Rate" and "Bank's Prime Rate" shall mean the commercial lending rate of interest per annum as fixed from time to time by the management of the Bank at its main office and designated as "Prime Rate". The determination and publication of "Prime

     Rate" by the Bank shall not in any way preclude or limit the Bank from lending to certain borrowers from time to time at a rate of interest less than "Prime Rate."

          (D) If, at any time, the interest rate shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable laws, then, for such time as the interest rate would be deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permissible under such laws.

          (E) If an event of default, as set forth in Section VI of this Agreement, should occur, the interest rate hereunder shall increase thereafter to the rate of three percent (3%) per annum over the Bank's Prime Rate and shall be paid as provided herein.

     1.04 Payment to the Lender. All sums payable to the Lender hereunder shall be paid directly to the Lender in immediately available funds. The Lender shall send the Borrower statements of all amounts due hereunder, which statements shall be considered correct and conclusively binding on the Borrower unless the Borrower notifies the Lender to the contrary within sixty (60) days of its receipt of any statement which it deems to be incorrect.

Section II. Conditions Precedent

     2.01 The obligation of the Lender to make the Loan hereunder is subject to the following conditions precedent:

          (A) Delivery of the ESOT Term Note executed by the Trustee of the Borrower;

          (B) Delivery of a certified (as of the date of Closing) copy of resolutions of the Borrower's Trustee authorizing the execution, delivery and performance of this Agreement and the ESOT Term Note;

          (C) A copy (certified by the Trustee) of the trust agreement for the ESOT; and

          (D) A certificate (dated the date of the request for the advance under the Loan) of the secretary of the Trustee as to the incumbency and signatures of the officers of the Trustee signing the ESOT Term Note.

Section III. Collateral

     3.01 First Colonial Group, Inc. has executed a Pledge Agreement this date and delivered 134,946 shares of the common stock of Nazareth Nation Bank and Trust Company (the "Stock") to the Lender together with stock powers executed in blank, as security for the performance of the obligations of the Trustee of the ESOT under a certain note from the Trustee to the Lender. The Pledge Agreement and the Stock held pursuant thereto shall be collateral for Trustee's obligations hereunder.

Section IV. Subordination and Set Off

     4.01 Lender hereby waives its right to set off obligations due from the Lender to the Borrower and agrees that, in the event of an event of default hereunder or otherwise, it will not set off any amounts due from it to the Borrower.

Section V. Warranties and Covenants

     5.01 Within ninety (90) days after the close of each fiscal year, Borrower shall provide annual financial statements all in reasonable detail, including all supporting schedules and comments; the statements to be audited by an independent certified public accountant selected by the Borrower and acceptable to the Lender, and certified by such accountants to have been prepared in accordance with generally accepted accounting principles consistently applied by the Borrower, except for any inconsistencies explained in such certificate. The Lender shall have the right, from time to time, to discuss the Borrower's affairs directly with the Borrower's independent certified public accountants after notice to the Borrower and opportunity of the Borrower to be present at an such discussions.

     5.02 Within forty-five (45) days after the end of the first three financial quarters of any fiscal year in which the Loan is outstanding, the Borrower shall provide financial statements for the preceding quarter prepared by the Trustee or Trustee's designee, all in reasonable detail and certified by the Trustee as having been prepared in accordance with generally accepted accounting principals consistently applied.

     5.03 The Borrower represents that it is not in default with respect to any of its existing indebtedness, and the making and performance of this Agreement, and the Note executed in connection herewith, will not, immediately or with the passage of time, the giving of notice, or both, constitute default under any notes or agreements with third parties.

     5.04 The Borrower will notify the Lender immediately of the occurrence of any event of default or of any fact, condition or event that only with the giving of notice or the passage of time or both, could become an event of default, or of the failure of the Borrower to observe any of its undertakings hereunder.

     5.05 The Borrower will not furnish to the Lender any certificate or other document that will contain any untrue statement of material fact or that will omit to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

Section VI. Acts of Default

     6.01 The occurrence of any one or more of the following events shall constitute an event of default:

          (A) The Borrower shall fail to pay any amounts to be paid hereunder, or under the ESOT Term Note when and as due, and such failure shall continue uncured for ten (10) days after notice from the Lender to the Borrower;

          (B) The Borrower shall fail to observe or perform any other obligation to be observed or performed by it herein or in any of the notes or agreements secured hereby and such failure shall continue for thirty (30) days after notice of such failure to the Borrower by the Lender;

          (C) Any financial statement, representation, warranty or certificate made or furnished by the Borrower to the Lender or the Lender's agent or representatives in connection with this Agreement, or as inducement to the Lender to enter into this Agreement, or in any separate statement or document to be delivered hereunder to the Lender, shall be materially false, incorrect, or incomplete when made;

          (D) The Borrower shall admit its inability to pay its debts as they mature, or shall make an assignment for the benefit of its or any of its creditors;

          (E) Proceedings in bankruptcy, or for reorganization of the Borrower, or for the readjustment of any of its debts, under the Bankruptcy Act of 1978, as amended, or any part thereof, or under any other laws, whether State or Federal, for the relief of borrowers, now or hereafter existing, shall be commenced by the Borrower, or shall be commenced against the
     Borrower and shall not be discharged within thirty (30) days of commencement, or stayed pending legal action to have such proceeding dismissed; or

          (F) A receiver shall be appointed for the Borrower or for any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Borrower, and such receiver shall not be discharged within ninety (90) days of his appointment, or such proceedings shall not be discharged within ninety (90) days of their commencement.

     6.02 Acceleration. Upon the occurrence of an event of default, at the option of the Lender, but only upon notice to the Borrower, all amounts due hereunder shall immediately become due and payable without further action of any kind.

Section VII. Miscellaneous

     7.01 Construction. The provisions of this Agreement shall be in addition to those of any pledge, note, assignment or other evidence of liability held by the Lender, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent the Lender from enforcing any or all of any other notes, pledges or security agreements it may have in accordance with their respective terms.

     7.02 Further Assurance. From time to time, the Borrower will execute and deliver to the Lender such additional documents and will provide such additional information as the Lender may reasonably require to carry out the terms of this Agreement and to be informed of the Borrower's status and affairs.

     7.03 Expenses of the Lender. The Borrower will, on demand, reimburse the Lender for all expenses, including the reasonable fees and expenses of legal counsel for the Lender, incurred by the Lender in connection with the preparation, administration, amendment, modification or enforcement of this Agreement and the collection or attempted collection of the notes.

     7.04 Applicable Law. Except to the extent preempted by applicable Federal law, the substantive laws of the Commonwealth of Pennsylvania relating to contracts executed and to be performed therein shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

     7.05 Notices. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or telegraph, as follows, unless such address is changed by written notice hereunder:

          (A) If to the Borrower:

              Nazareth National Bank and Trust Company as Trustee 76 South Main Street
              Nazareth, PA 18064
              Attn:  S. Eric Beattie, President

              With copy to:

              Frederick D. Lipman, Esquire
              Blank Rome Comisky & McCauley LLP
              One Logan Square
              Philadelphia, PA 19103

          (B) If to the Lender:

              First C. G. Company, Inc.
              103 Springer Building
              3411 Silverside Road
              Wilmington, DE 19810
              Attn:  Reid L. Heeren, President

     7.06 Binding Effect, Assignment and Entire Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Borrower has no right to assign any of its rights or obligations hereunder without the prior written consent of the Lender. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party.

     7.07 Severability. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect with the invalid provision, and, to this end, the provisions hereof are severable.

     7.08 Waivers. The Lender may at any time, and from time to time, waive any one or more of the conditions or provisions contained herein; however, no waiver shall be effective unless in writing.

Section VIII. Miscellaneous

     8.01 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section IX. Seal

     9.01 This document is intended to take effect as an instrument under seal.



                                FIRST C. G. COMPANY, INC.

                                By: /S/ Reid L. Heeren     (Seal)
                                          President

                                NAZARETH NATIONAL BANK AND TRUST
                                COMPANY EMPLOYEE STOCK OWNERSHIP
                                PLAN TRUST


                                By: /S/ Barbara A. Seifert     (Seal)
                                        Vice President of Trustee


                                NAZARETH NATIONAL BANK AND
                                TRUST COMPANY

                                By: /S/ S. Eric Beattie     (Seal)
                                        President

                              PLEDGE AGREEMENT

TO:       First C. G. Company, Inc. (the "Pledgee")            December 22, 2000
          103 Springer Building
          3411 Silverside Road
          Wilmington, DE 19810
          Attn: Reid L. Heeren, President

          In order to induce the Pledgee to make loans or otherwise to give, grant or extend credit at any time(s) to the Nazareth National Bank and Trust Company Employee Stock Ownership Plan Trust (the "ESOT") or the trustee or trustees for the ESOT (individually and collectively "Trustee") for the benefit of the ESOT, First Colonial Group, Inc. (the "Pledgor") hereby agrees and consents:

                                   BACKGROUND

     The Pledgee is lending the ESOT One Hundred Thousand Dollars ($100,000.00) pursuant to the ESOT Loan Agreement of even herewith between the ESOT and the Pledgee (the "ESOT Loan Agreement") and pursuant to an ESOT Term Note (as defined in the ESOT Loan Agreement).

          NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, and incorporating the foregoing Background herein, the parties agree as follows:

          1. That, as security for any and all indebtedness and/or other liabilities of the ESOT to the Pledgee, now existing or to arise pursuant to the ESOT Loan Agreement and the ESOT Term Note between the ESOT and the Pledgee (hereinafter referred to as the "Obligations"), the Pledgee shall have and is hereby given a lien upon and security interest in the following property, which is owned by the Pledgor and is in due form for transfer and all of which has been or is herewith deposited with the Pledgee:

                   134,946 shares of common stock of the Nazareth National Bank and Trust Company hereby warranted by the Pledgor to be duly authorized, validly issued, fully paid and non-assessable, free and clear of any liens, encumbrances, security interests, claims and demands of any person whatsoever and which the Pledgor has power to pledge and the Pledgee shall be under no duty with respect to all or any of the aforesaid property except to account therefor in due course pursuant to the terms and conditions hereof.

          2. The Pledgor grants to the Pledgee the unlimited and unconditional right to vote all stock pledged hereunder only after default has occurred.

          3. The Pledgee assumes no Responsibility for the custody and preservation of stock in its possession other than the use of reasonable care which the parties by agreement determine as follows: the Pledgor will give the Pledgee at least ten (10) days prior written notice of any act or acts to be done or notice or notices to be served which are necessary to preserve rights under the stock, necessary to collect money thereunder, or any act which is necessary, advisable or desirable to preserve any interest against third parties, exercise rights or options which the Pledgor may have in stock or to preserve its value or to take any other act or action, similar or dissimilar; and, unless so notified, the Pledgee or any holder will not be responsible for any loss or impairment of such interest, rights, options or benefits in connection therewith. Neither the Pledgee nor any holder will be required to see to the collection of any sums which may become due with respect to said stock nor to give notice to the Pledgor or any one else in respect thereto. The Pledgee shall have no obligation to give notice to the Pledgor or any other person or to consult with it, him or them regarding any rights or options which the Pledgor may at any time have to vote, tender, sell, convert or otherwise deal with such securities or to purchase, obtain or receive any securities or other property by virtue of ownership of said stock. The Pledgee is also granted a security interest in all additional securities issued by the issuer of the securities pledged hereunder, if any, including but not limited to, all stock dividends, stock splits, stock received in exchange for the stock pledged herein, whether by merger, consolidation, liquidation, reorganization or otherwise and all other securities of every kind and character whatsoever, whether similar or dissimilar to that pledged hereunder, now or hereafter issued by the issuer thereof to the Pledgor.

          4. That, in event of the happening of any one or more of the following, to wit: (a) the non-payment to the Pledgee when due of all or any part of the Obligations which shall continue uncured for ten (10) days after notice from the Pledgee to the Pledgor and the ESOT; (b) failure in business dissolution or termination of existence of the Pledgor or the ESOT; (c) any petition in bankruptcy being filed by or against the Pledgor, or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the Pledgor or the ESOT, either through reorganization, composition, extension or otherwise and such petition or commencement shall not be discharged within ninety (90) days of filing or commencement, or stayed pending proceedings for dismissal; (d) a receiver of any property of the Pledgor or the ESOT which may be in or come into your possession or control, or that of any third party as agent or pledgeholder for Pledgor or the ESOT, being attached or distrained, or becoming subject to any mandatory order of court or other legal process, which writ of attachment, distraint, order or process shall not be discharged within ninety (90) days of its issuance or entry, then, or at any time after the happening of any such event and expiration of the periods for cure. The Pledgee is authorized and empowered, acting in its discretion and either before or after the maturity of all or any part, of the property upon which you then have a lien hereunder, at public or private sale, upon ten (10) days prior written notice to the Pledgor which is agreed to be reasonable notice.

          5. That no delay on the part of the Pledgee in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the right of the Pledgee to take any other right hereunder, without notice or demand, or prejudice the rights of the Pledgee as against the Pledgor in any respect.

          6. That the Pledgee may, at its option and without any obligation to do so, transfer to or register all or any part of said stock into its name or its nominee's all or any part of property upon which you may have a lien hereunder at any time, only after default on all or an part of the Obligations, with written notice to the Pledgor.

          7. That the Pledgee may release or surrender at any time(s) all or any of the property upon which it has a lien at any time, together with any substitution(s) therefor and/or any addition(s) thereto and/or any proceeds thereof without in any way affecting the liability of the Pledgor or the ESOT hereunder or otherwise.

          8. That it will not vote its stock of the Nazareth National Bank and Trust Company in favor of, or consent to, or otherwise approve the issuance of any additional shares of the common stock of Nazareth National Bank and Trust Company, unless such shares are pledged to the Pledgee.

          9. That this is a continuing agreement and shall remain in full force and effect and be binding upon the Pledgor and the legal representatives successors or assigns of the Pledgor until payment in full of all sums due to become due to the Pledgee.

          10. That all remedies of the Pledgee shall be cumulative not alternative.

          11. Except to the extent preempted by applicable Federal law, this agreement shall be deemed to be made under and shall be governed by the laws of the Commonwealth of Pennsylvania in all respects, including matters of construction, validity and performance and none of its terms or provisions may be waived, altered, modified or amended, except as the Pledgee may consent thereto in writing duly signed by the Pledgee.

          12. This is the entire agreement between the Pledgor and the Pledgee.


                                             FIRST C. G. COMPANY, INC.


                                             By:  /S/ Reid L. Heeren
                                                       President

                                             FIRST COLONIAL GROUP, INC.


                                             By:  /S/ S. Eric Beattie
                                                      President

                                 ESOT TERM NOTE

DATE: December 22, 2000                                              $100,000.00


     Nazareth National Bank and Trust Company, Employee Stock Ownership Plan Trust, a trust formed under the laws of the Commonwealth of Pennsylvania (the "ESOT") pursuant to a trust agreement dated June 28, 1994 (the "Agreement"), by the trustee(s) under the Agreement (individually and collectively the "Trustee") for value received, hereby promises to pay to the order of First C. G. Company. Inc., a Delaware corporation (the "Lender"), the principal sum of One Hundred Thousand Dollars ($100,000.00) in five (5) equal annual installments of principal in the amount of $20,000.00 each due each October 1, commencing October 1, 2001, with a final installment of the entire unpaid principal balance due October 1, 2005, and quarterly interest payments of all outstanding accrued and unpaid interest thereon due each April 1, July 1, October 1 and January 1, commencing January 1, 2001.

          The ESOT shall pay interest at the Nazareth National Bank and Trust Company's (or its successor, the "Bank") prime rate plus on the unpaid principal balance due hereunder, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The interest shall be calculated on the basis of a 365 day year and the actual number of days elapsed. The Bank's prime rate shall be that rate of interest which the management of the Bank establishes as its "prime rate" from time to time. The determination and publication of "prime rate" by the Bank shall not in any way preclude or limit the Bank from lending to certain borrowers from time to time at a rate of interest less than the Bank's announced "prime rate." Changes, from time to time, in the Bank's prime rate shall be effective at the beginning of business on the same day on which the Bank effects a change in its prime rate. If an event of default, as set forth in this Note, should occur, the interest rate hereunder shall increase to rate of three percent (3%) per annum over prime rate. Interest, at the rate provided for herein, shall continue to accrue at such rate and continue to be paid even after default, maturity, acceleration, recovery of judgment, bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar.

          The Trustee may prepay the balance due hereunder in whole at any time, or in part from time to time, without penalty or premium.

          The ESOT, and any and all endorsers hereby:

          1. Waive presentment, demand, protest and notice of protest or dishonor;

          2.  Consent  to  any  extension,  renewal,  compromise,   forbearance,
     acceleration or release of any party;

          3. Agree that any provisions may be modified between the holder hereof and any party;

          4. Consent to the exchange, release or surrender of any collateral to any party or to any guarantor, for the waiver, release or subordination of any security interest, in whole or in part; and

          5.  Waive  all  other  notices  in   connection   with  the  delivery,
     acceptance. performance, default or enforcement of payment of this Note.

          The occurrence of any of the following events or conditions shall constitute an event of default hereunder:

          1. The ESOT shall fail to pay when due any amounts due hereunder of principal or interest and such failure shall continue for a period often
     (10) days:

          2. The ESOT shall fail to observe or perform any other obligation to be observed or performed by it hereunder or under any other agreements pledges, or instruments relating hereto, and such failure shall continue uncured for thirty (30) days after notice of such failure from the Lender to the Trustee;

          3. Any financial statement, representation, warranty or certificate made or furnished by the Trustee to the Lender or to the Lender's agent or representative in connection with this Note or any agreements or instruments entered into in connection herewith, or as an inducement to the Lender to make any loans shall be materially false, incorrect or incomplete when made;

          4. The institution of any proceedings by or against the ESOT under any bankruptcy or insolvency statute or an assignment for the benefit of creditors or the appointment of a receiver, conservator, liquidator or other judicial representative by or for the ESOT, whether similar or dissimilar, for the ESOT's assets, which if commenced by the ESOT shall not be discharged within ninety (90) days of their commencement; or

          5. The Trustee shall admit its inability to pay the ESOT's debts as they become due.

     Upon the occurrence of an Event of Default, at the option of the Lender, but only upon notice to the Trustee, all amounts due hereunder shall become immediately due and payable, and the Lender shall thereupon have all rights and remedies provided hereunder and under any other agreements between the Lender and the ESOT or otherwise available at law or in equity.

     A waiver by the Lender of any event of default hereunder shall not constitute a waiver of any subsequent event of default.

     The Lender waives its right to set off obligations due from it to the ESOT and agrees that, in event of default or otherwise, it will not set off any amounts due from it to the ESOT.

     The Trustee shall be liable hereunder only in its capacity as Trustee under the agreement of trust for the ESOT and recourse for the obligations due hereunder shall be limited to the assets of the ESOT.

     Except to the extent preempted by applicable Federal law, this Note shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed in Pennsylvania, but all rights of the Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of the ESOT shall bind its successors and assigns.

     Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not effect the validity, legality or enforceability of the remainder of the provisions hereof.

                                       NAZARETH NATIONAL BANK AND TRUST
                                       COMPANY EMPLOYEE STOCK OWNERSHIP
                                       PLAN TRUST

                                       By: /S/ Barbara A. Seifert  (SEAL)
                                               Vice President of Trustee